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Exhibit 32.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002


     In connection with this Quarterly Report of Royal Bancshares of Pennsylvania, Inc ("Royal") on Form 10-Q for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey T. Hanuscin, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1 The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

     2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.


The foregoing certification is being furnish solely pursuant to 18 U.S. C.
Section 1350 and is not being filed as part of this Report or as a separate disclosure document.



                                                   /s/ Jeffrey T. Hanuscin
                                                   ------------------------
                                                   Jeffrey T. Hanuscin
                                                   Chief Financial Officer
                                                   November 8, 2005.




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                        Royal Bancshares of Pennsylvania
                              732 Montgomery Avenue
                               Narberth, Pa. 19072



Securities and Exchange Commission
100 F Street, NE
Washington, DC

Dear Sirs:

     Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Royal Bancshares of Pennsylvania, Inc. (the "Company") is the Company's Quarterly Report on Form 10-Q for the quarter-ended September 30, 2005.

     This filing is being effected by direct transmission to the Commission's EDGAR system.

Sincerely,
ROYAL BANCSHARES OF PENNSYLVANIA, INC.


/s/Jeffrey T. Hanuscin
Jeffrey T. Hanuscin
Chief Financial Officer